EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 SERIES 2001-A
                         PERIOD ENDING JANUARY 31, 2006


The information which is required to be prepared with respect to the Payment Date of February 21, 2006 and with respect to the performance of the Trust during the Monthly Period of January 1, 2006 through January 31, 2006 is set forth below.

The Interest Period for all classes includes the previous Payment Date through and including the day preceding the current Payment Date. Interest is calculated on the basis of 360-day year and the actual number of days in the related Interest Period.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the Series 2001-A Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

The documents mentioned above may be found in the following Securities and Exchange Commission ("SEC") filings.

Master Indenture, dated as        Included in Exhibit 4.1 to the Form 8-K filed
of August 1, 2000.                with the SEC on August 30, 2000 by Advanta
                                  Business Receivables Corp.

Series 2001-A Indenture           Included in Exhibit 4.1 to the Form 8-K
Supplement, dated as of           filed with the SEC on April 24, 2001
April 1, 2001.                    by Advanta Business Receivables Corp.

Transfer and Servicing            Included in Exhibit 4.3 to the Form 8-K filed
Agreement, dated as of            with the SEC on August 30, 2000 by Advanta
August 1, 2000.                   Business Receivables Corp.

Trust Agreement, dated            Included in Exhibit 4.4 to the Form 8-K filed
as of August 1, 2000.             with the SEC on August 30, 2000 by Advanta
                                  Business Receivables Corp.


I. Information regarding the current monthly principal distribution to the Noteholders

                                     Total amount of
                                    principal to be paid    Per $1,000
                                    --------------------    ----------
  1. Class A Noteholders                $       --                --
  2. Class B Noteholders                $       --                --
  3. Class C Noteholders                $       --                --
  4. Class D Noteholders                $       --                --

II. Information regarding the current monthly interest distribution to the Noteholders

                                     Total amount of
                                    interest to be paid     Per $1,000
                                    --------------------    ----------
  1. Class A Noteholders                $1,021,866.67         4.25778
  2. Class B Noteholders                $  135,280.00         4.74667
  3. Class C Noteholders                $  112,746.67         5.36889
  4. Class D Noteholders                $   88,573.33         8.43556

III. Information regarding the total monthly distribution to the Noteholders

                                        Total amount
                                         to be paid         Per $1,000
                                        -------------       ----------
  1. Class A Noteholders                $1,021,866.67         4.25778
  2. Class B Noteholders                $  135,280.00         4.74667
  3. Class C Noteholders                $  112,746.67         5.36889
  4. Class D Noteholders                $   88,573.33         8.43556

IV. Information regarding the performance of the Advanta Business Card Master Trust

1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
   Period preceding such Payment Date                                                                            $   811,207,461.10
                                                                                                                 ------------------
2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
   Receivables for the Monthly Period preceding such Payment Date                                                $    62,895,197.20
                                                                                                                 ------------------
2a. Interchange for the Monthly Period preceding such Payment Date (included in the amount shown
    above on line item IV. 2.)                                                                                   $    13,561,316.09
                                                                                                                 ------------------
2b. Recoveries for the Monthly Period preceding such Payment Date (included in the amount shown above
    on line item IV. 2.)                                                                                         $     1,083,400.09
                                                                                                                 ------------------
3. The Defaulted Amount for the preceding Monthly Period                                                         $    15,271,597.89
                                                                                                                 ------------------
4. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables for
   the preceding Monthly Period                                                                                                4.66%
                                                                                                                 ------------------

5. The total amount of Principal Receivables in the Trust at the beginning of the preceding
   Monthly Period                                                                                                $ 3,582,427,375.21
                                                                                                                 ------------------
6. The total amount of Principal Receivables in the Trust as of the last day of the preceding
   Monthly Period                                                                                                $ 3,612,153,632.03
                                                                                                                 ------------------
7. The total amount of Finance Charge and Administrative Receivables in the Trust at the
   beginning of the preceding Monthly Period                                                                     $    55,165,765.02
                                                                                                                 ------------------
8. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
   day of the preceding Monthly Period                                                                           $    54,962,786.28
                                                                                                                 ------------------
9. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
   of the preceding Monthly Period                                                                               $ 2,736,718,346.00
                                                                                                                 ------------------
10. The Transferor Interest as of the last day of the preceding Monthly Period                                   $   875,435,286.03
                                                                                                                 ------------------
11. The transferor percentage as of the last day of the preceding Monthly Period                                              24.24%
                                                                                                                 ------------------
12. The Required Transferor Percentage                                                                                         6.00%
                                                                                                                 ------------------
13. The Required Transferor Interest                                                                             $   216,729,217.92
                                                                                                                 ------------------
14. The monthly principal payment rate for the preceding Monthly Period                                                      22.644%
                                                                                                                 ------------------
15. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period                 $               --
                                                                                                                 ------------------
16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                              Percentage            Aggregate
                                               of Total              Account
                                              Receivables            Balance
(a) Delinquent between 30 days and 59 days      0.954%           $ 34,983,569.39
(b) Delinquent between 60 days and 89 days      0.696%           $ 25,538,118.30
(c) Delinquent between 90 days and 119 days     0.543%           $ 19,918,105.69
(d) Delinquent between 120 days and 149 days    0.444%           $ 16,266,760.85
(e) Delinquent between 150 days and 179 days    0.397%           $ 14,558,874.19
(f) Delinquent 180 days or greater              0.000%           $         --
                                              --------           ---------------
(g) Aggregate                                   3.034%           $111,265,428.42
                                              ========           ===============

V. Information regarding Series 2001-A

1. The amount of Principal Receivables in the Trust represented by the Invested Amount of Series
   2001-A as of the last day of the related Monthly Period                                                           $300,000,000.00
                                                                                                                     ---------------
2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount
   of Series 2001-A on the last day of the related Monthly Period                                                    $300,000,000.00
                                                                                                                     ---------------
                                                                                                   NOTE FACTORS

3. The amount of Principal Receivables in the Trust represented by the Class A Note Principal
   Balance on the last day of the related Monthly Period                                              1.0000         $240,000,000.00
                                                                                                                     ---------------
4. The amount of Principal Receivables in the Trust represented by the Class B Note Principal
   Balance on the last day of the related Monthly Period                                              1.0000         $ 28,500,000.00
                                                                                                                     ---------------
5. The amount of Principal Receivables in the Trust represented by the Class C Note Principal
   Balance on the last day of the related Monthly Period                                              1.0000         $ 21,000,000.00
                                                                                                                     ---------------
6. The amount of Principal Receivables in the trust represented by the Class D Note Principal
   Balance on the last day of the related Monthly Period                                              1.0000         $ 10,500,000.00
                                                                                                                     ---------------
7. The Floating Investor Percentage with respect to the period:

January 1, 2006 through January 19, 2006                                                                                  8.3742102%
                                                                                                                     ---------------
January 20, 2006 through January 31, 2006                                                                                 8.1979051%
                                                                                                                     ---------------

8. The Fixed Investor Percentage with respect to the period:

January 1, 2006 through January 19, 2006                                                                                   N/A
                                                                                                                     ---------------
January 20, 2006 through January 31, 2006                                                                                  N/A
                                                                                                                     ---------------

9. The amount of Investor Principal Collections applicable to Series 2001-A                                          $ 67,343,602.38
                                                                                                                     ---------------
10a. The amount of Available Finance Charge Collections on deposit in the Collection Account for
     the related Monthly Period                                                                                      $  4,045,968.89
                                                                                                                     ---------------
10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available Finance Charge
     Collections not on deposit in the Collection Account for the related Monthly Period                             $  1,221,011.31
                                                                                                                     ---------------
11. The Investor Default Amount for the related Monthly Period                                                       $  1,259,573.46
                                                                                                                     ---------------
12. The Monthly Servicing Fee for the related Monthly Period                                                         $    500,000.00
                                                                                                                     ---------------
13. The excess spread amount for the related Monthly Period (Available Finance Charge Collections minus the sum of the amounts determined pursuant to subsections 4.04 (a) (i) - (v) and
    subsection 4.04 (a) (viii) of the Series 2001-A Indenture Supplement)                                            $  2,148,940.07
                                                                                                                     ---------------
14. Trust yields for the related Monthly Period

      a. The cash yield for the related Monthly Period                                                                        21.07%
                                                                                                                     ---------------
      b. The default rate for the related Monthly Period                                                                       5.04%
                                                                                                                     ---------------

      c. The Net Portfolio Yield for the related Monthly Period                                                               16.03%
                                                                                                                     ---------------
      d. The Base Rate for the related Monthly Period                                                                          7.43%
                                                                                                                     ---------------
      e. The Excess Spread Percentage for the related Monthly Period                                                           8.60%
                                                                                                                     ---------------

      f. The Quarterly Excess Spread Percentage for the related Monthly Period                                                 6.74%
                                                                                                                     ---------------

               i) Excess Spread Percentage related to                           Jan-06                                         8.60%
                                                                                                                     ---------------
               ii) Excess Spread Percentage related to                          Dec-05                                         4.25%
                                                                                                                     ---------------
               iii) Excess Spread Percentage related to                         Nov-05                                         7.36%
                                                                                                                     ---------------
15. Floating Rate Determinations:

LIBOR for the Interest Period from January 20, 2006 through and including February 20, 2006                                 4.49000%
                                                                                                                     ---------------
16. Principal Funding Account

      a. The beginning Principal Funding Account Balance (ending balance as of the previous
         Payment Date)                                                                                               $            --
                                                                                                                     ---------------
      b. Principal Funding Investment Proceeds for the related
         Payment Date                                                                                                $            --
                                                                                                                     ---------------
      c. Principal Funding Investment Proceeds withdrawn and deposited into the Collection
         Account to be treated as Available Finance Charge Collections for the related Payment Date                  $            --
                                                                                                                     ---------------
      d. During the Controlled Accumulation Period, the amount of Monthly Principal deposited
         into the Principal Funding Account                                                                          $            --
                                                                                                                     ---------------
      e. On the earliest to occur of (a) the first Payment Date during the Early Amortization
         Period and (b) the Expected Final Principal Payment Date, the amount withdrawn for payment
         to the Noteholders                                                                                          $            --
                                                                                                                     ---------------
      f. The ending Principal Funding Account Balance on the related Payment Date                                    $            --
                                                                                                                     ===============
      g. The Accumulation Shortfall with respect to the related Monthly Period                                       $            --
                                                                                                                     ---------------

17. Reserve Account

      a. The beginning Reserve Account balance (ending balance as of the previous Payment Date)                      $            --
                                                                                                                     ---------------
      b. Interest earnings on the Reserve Account                                                                    $            --
                                                                                                                     ---------------
      c. Interest earnings on the Reserve Account withdrawn and deposited into the Collection
         Account to be treated as Available Finance Charge Collections for the related Payment Date                  $            --
                                                                                                                     ---------------
      d. On each Payment Date from and after the Reserve Account Funding Date, the amount deposited into the Reserve Account pursuant to subsection 4.04(a)(vii) of the Series
         2001-A Indenture Supplement                                                                                 $            --
                                                                                                                     ---------------
      e. The Reserve Draw Amount deposited into the Collection Account and treated as Available
         Finance Charge Collections for the related Monthly Period                                                   $            --
                                                                                                                     ---------------
      f. The Reserve Account Surplus withdrawn and deposited into the Cash Collateral Account                        $            --
                                                                                                                     ---------------
      g. Amount withdrawn from the Reserve Account and paid to the holders of the Trust
         Beneficial Interests pursuant to subsection 4.10(f) of the Series 2001-A
         Indenture Supplement                                                                                        $            --
                                                                                                                     ---------------

      h. The ending Reserve Account balance on the related Payment Date                                              $            --
                                                                                                                     ===============


      i. The Required Reserve Account Amount on the related Payment Date                                             $            --
                                                                                                                     ---------------

      j. The Available Reserve Account Amount on the related Payment Date                                            $            --
                                                                                                                     ---------------


18. Cash Collateral Account

      a. The beginning Cash Collateral Account balance (ending balance as of the previous
         Payment Date)                                                                                               $  5,250,000.00
                                                                                                                     ---------------

      b. Investment Earnings since the preceding Payment Date                                                        $     18,513.61
                                                                                                                     ---------------

      c. Amount withdrawn from the Cash Collateral Account to cover disbursements pursuant to
         subsections 4.04(a)(iv) and 4.04(a)(viii) of the Series 2001-A Indenture Supplement                         $            --
                                                                                                                     ---------------
      d. Amount withdrawn from the Cash Collateral Account on the Series 2001-A Final Maturity
         Date for distributions to the Class C Noteholders and the Class D Noteholders                               $            --
                                                                                                                     ---------------
      e. Amount withdrawn from the Cash Collateral Account on the day following the occurrence of an Event of Default for distributions to the Class C Noteholders and the Class D
         Noteholders                                                                                                 $            --
                                                                                                                     ---------------

      f. Amount deposited into the Cash Collateral Account to cover any Cash Collateral Account
         Deficiency                                                                                                  $            --
                                                                                                                     ---------------

      g. Amount withdrawn from the Cash Collateral Account equaled to the excess over the
         Required Cash Collateral Account Amount and paid to the Transferor                                          $     18,513.61
                                                                                                                     ---------------
      h. Remaining Cash Collateral Account amount withdrawn on the date on which the Class C
         Note Principal Balance and the Class D Note Principal Balance have been paid in full
         and paid to the Transferor                                                                                  $            --
                                                                                                                     ---------------


      i. The ending Cash Collateral Account balance on the related Payment Date                                      $  5,250,000.00
                                                                                                                     ===============


      j. The Required Cash Collateral Account Amount on the related Payment Date                                     $  5,250,000.00
                                                                                                                     ---------------

      k. The Available Cash Collateral Account Amount on the related Payment Date                                    $  5,250,000.00
                                                                                                                     ---------------

19. Investor Charge-Offs

      a. The aggregate amount of Investor Charge-Offs for the related Monthly Period                                 $            --
                                                                                                                     ---------------

      b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date                                 $            --
                                                                                                                     ---------------

20. The Monthly Principal Reallocation Amount for the related Monthly Period                                         $            --
                                                                                                                     ---------------

                Advanta Bank Corp.
                as Servicer

                By: /s/ MICHAEL COCO
                Name:  Michael Coco
                Title:  Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                         PERIOD ENDING JANUARY 31, 2006

The information which is required to be prepared with respect to the Payment Date of February 21, 2006 and with respect to the performance of the Trust during the Monthly Period of January 1, 2006 through January 31, 2006 is set forth below.

The Interest Period for all classes includes the previous Payment Date through and including the day preceding the current Payment Date. Interest is calculated on the basis of 360-day year and the actual number of days in the related Interest Period.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the Series 2003-A Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

The documents mentioned above may be found in the following Securities and Exchange Commission ("SEC") filings.

Master Indenture, dated as of August 1, 2000.                          Included in Exhibit 4.1 to the Form 8-K filed with the SEC on
                                                                       August 30, 2000 by Advanta Business Receivables Corp.

Series 2003-A Indenture Supplement, dated as of February 1, 2003.      Included in Exhibit 4.1 to the Form 8-K filed with the SEC on
                                                                       February 27, 2003 by Advanta Business Receivables Corp.

Transfer and Servicing Agreement, dated as of August 1, 2000.          Included in Exhibit 4.3 to the Form 8-K filed with the SEC on
                                                                       August 30, 2000 by Advanta Business Receivables Corp.

Trust Agreement, dated as of August 1, 2000.                           Included in Exhibit 4.4 to the Form 8-K filed with the SEC on
                                                                       August 30, 2000 by Advanta Business Receivables Corp.

I. Information regarding the current monthly principal distribution to the Noteholders

                                            Total amount of
                                          principal to be paid        Per $1,000
                                          --------------------        ----------
1. Class A Noteholders                       $320,000,000.00          1,000.0000
2. Class B Noteholders                       $ 37,000,000.00          1,000.0000
3. Class C Noteholders                       $ 29,000,000.00          1,000.0000
4. Class D Noteholders                       $ 14,000,000.00          1,000.0000

II. Information regarding the current monthly interest distribution to the Noteholders

                                              Total amount of
                                            interest to be paid       Per $1,000
                                            -------------------       ----------
1. Class A Noteholders                          $1,390,933.33            4.34667
2. Class B Noteholders                          $  205,226.67            5.54667
3. Class C Noteholders                          $  205,964.44            7.10222
4. Class D Noteholders                          $  155,431.11           11.10222

III.  Information regarding the total monthly distribution to the Noteholders

                                             Total amount
                                              to be paid              Per $1,000
                                              ----------              ----------
1. Class A Noteholders                      $321,390,933.33          1,004.34667
2. Class B Noteholders                      $ 37,205,226.67          1,005.54667
3. Class C Noteholders                      $ 29,205,964.44          1,007.10222
4. Class D Noteholders                      $ 14,155,431.11          1,011.10222

IV. Information regarding the performance of the Advanta Business Card Master Trust

1. The aggregate amount of such Collections with respect to Principal Receivables
   for the Monthly Period preceding such Payment Date                                                            $   811,207,461.10
                                                                                                                 -------------------
2. The aggregate amount of such Collections with respect to Finance Charge and
   Administrative Receivables for the Monthly Period preceding such Payment Date                                 $    62,895,197.20
                                                                                                                 -------------------

2a. Interchange for the Monthly Period preceding such Payment Date (included in the
    amount shown above on line item IV. 2.)                                                                      $    13,561,316.09
                                                                                                                 -------------------
2b. Recoveries for the Monthly Period preceding such Payment Date (included in the
    amount shown above on line item IV. 2.)                                                                      $     1,083,400.09
                                                                                                                 -------------------

3.  The Defaulted Amount for the preceding Monthly Period                                                        $    15,271,597.89
                                                                                                                 -------------------
4.  The annualized percentage equivalent of a fraction, the numerator of which is the
    Defaulted Amount less Recoveries for the preceding Monthly Period,
    and the denominator is the average Receivables for the preceding Monthly Period                                            4.66%
                                                                                                                 -------------------

5.  The total amount of Principal Receivables in the Trust at the beginning of the
    preceding Monthly Period                                                                                     $ 3,582,427,375.21
                                                                                                                 -------------------
6.  The total amount of Principal Receivables in the Trust as of the last day of the
    preceding Monthly Period                                                                                     $ 3,612,153,632.03
                                                                                                                 -------------------
7.  The total amount of Finance Charge and Administrative Receivables in the Trust at
    the beginning of the preceding Monthly Period                                                                $    55,165,765.02
                                                                                                                 -------------------
8.  The total amount of Finance Charge and Administrative Receivables in the Trust as
    of the last day of the preceding Monthly Period                                                              $    54,962,786.28
                                                                                                                 -------------------
9.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
    the last day of the preceding Monthly Period                                                                 $ 2,736,718,346.00
                                                                                                                 -------------------

10. The Transferor Interest as of the last day of the preceding Monthly Period                                   $   875,435,286.03
                                                                                                                 -------------------

11. The transferor percentage as of the last day of the preceding Monthly Period                                              24.24%
                                                                                                                 -------------------

12. The Required Transferor Percentage                                                                                         6.00%
                                                                                                                 -------------------

13. The Required Transferor Interest                                                                             $   216,729,217.92
                                                                                                                 -------------------

14. The monthly principal payment rate for the preceding Monthly Period                                                      22.644%
                                                                                                                 -------------------

15. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period                 $                --
                                                                                                                 -------------------

16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                               Percentage           Aggregate
                                                of Total             Account
                                               Receivables           Balance
                                               -----------       ---------------
(a) Delinquent between 30 days and 59 days        0.954%         $ 34,983,569.39
(b) Delinquent between 60 days and 89 days        0.696%         $ 25,538,118.30
(c) Delinquent between 90 days and 119 days       0.543%         $ 19,918,105.69
(d) Delinquent between 120 days and 149 days      0.444%         $ 16,266,760.85
(e) Delinquent between 150 days and 179 days      0.397%         $ 14,558,874.19
(f) Delinquent 180 days or greater                0.000%         $            --
                                               -----------       ---------------
(g) Aggregate                                     3.034%         $111,265,428.42
                                               ===========       ===============

V.  Information regarding Series 2003-A

1. The amount of Principal Receivables in the Trust represented by the Invested
   Amount of Series 2003-A as of the last day of the related Monthly Period                        $   400,000,000.00
                                                                                                   ------------------

2. The amount of Principal Receivables in the Trust represented by the Adjusted
   Invested Amount of Series 2003-A on the last day of the related Monthly
   Period                                                                                          $   200,000,000.00
                                                                                                   ------------------
                                                                                     NOTE FACTORS

3. The amount of Principal Receivables in the Trust represented by the Class A
   Note Principal Balance on the related Payment Date after taking into
   consideration all payments made on such date                                        0.0000      $               --
                                                                                                   ------------------

4. The amount of Principal Receivables in the Trust represented by the Class B
   Note Principal Balance on the related Payment Date after taking into
   consideration all payments made on such date                                        0.0000      $               --
                                                                                                   ------------------

5. The amount of Principal Receivables in the Trust represented by the Class C
   Note Principal Balance on the related Payment Date after taking into
   consideration all payments made on such date                                        0.0000      $               --
                                                                                                   ------------------

6. The amount of Principal Receivables in the Trust represented by the Class D
   Note Principal Balance on the related Payment Date after taking into
   consideration all payments made on such date                                        0.0000      $               --
                                                                                                   ------------------

7. The Floating Investor Percentage with respect to the period:

January 1, 2006 through January 19, 2006                                                                   11.1656136%
                                                                                                   ------------------
January 20, 2006 through January 31, 2006                                                                  10.9305401%
                                                                                                   ------------------

8. The Fixed Investor Percentage with respect to the period:

January 1, 2006 through January 19, 2006                                                                   11.1656136%
                                                                                                   ------------------
January 20, 2006 through January 31, 2006                                                                  10.9305401%
                                                                                                   ------------------

9. The amount of Investor Principal Collections applicable to Series 2003-A                        $    89,791,469.73
                                                                                                   ------------------

10a. The amount of the Investor Finance Charge Collections on deposit in the
   Collection Account for the related Monthly Period to be treated as Servicer
   Interchange                                                                                     $        41,666.67
                                                                                                   ------------------

10b. The amount of Available Finance Charge Collections on deposit in the
   Collection Account for the related Monthly Period                                               $     6,146,333.98
                                                                                                   ------------------

10c. Pursuant to Section 8.04(a) of the Master Indenture, the amount of
   Available Finance Charge Collections not on deposit in the Collection Account
   for the related Monthly Period                                                                  $     1,579,158.63
                                                                                                   ------------------

11. The Investor Default Amount for the related Monthly Period                                     $     1,679,431.26
                                                                                                   ------------------

12. The Monthly Servicing Fee for the related Monthly Period                                       $       333,333.33
                                                                                                   ------------------

13. The excess spread amount for the related Monthly Period (Available Finance
   Charge Collections minus the sum of the amounts determined pursuant to subsections 4.04 (a) (i) - (v) and subsection 4.04 (a) (viii) of the Series
   2003-A Indenture Supplement)                                                                    $     3,796,839.14
                                                                                                   ------------------

14. Trust yields for the related Monthly Period

      a. The cash yield for the related Monthly Period                                                          23.30%
                                                                                                   ------------------

      b. The default rate for the related Monthly Period                                                         5.04%
                                                                                                   ------------------

      c. The Net Portfolio Yield for the related Monthly Period                                                 18.26%
                                                                                                   ------------------

      d. The Base Rate for the related Monthly Period                                                            6.87%
                                                                                                   ------------------

      e. The Excess Spread Percentage for the related Monthly Period                                            11.39%
                                                                                                   ------------------

      f. The Quarterly Excess Spread Percentage for the related Monthly Period                                   7.39%
                                                                                                   ------------------

            i) Excess Spread Percentage related to                             Jan-05                           11.39%
                                                                                                   ------------------

            ii) Excess Spread Percentage related to                            Dec-05                            3.82%
                                                                                                   ------------------

            iii) Excess Spread Percentage related to                           Nov-05                            6.97%
                                                                                                   ------------------

15. Floating Rate Determinations:

LIBOR for the Interest Period from January 20, 2006 through and including
February 20, 2006                                                                                             4.49000%
                                                                                                   ------------------

16. Principal Funding Account

      a. The beginning Principal Funding Account Balance (ending balance as of
         the previous Payment Date)                                                                $   200,000,000.00
                                                                                                   ------------------

      b. Principal Funding Investment Proceeds for the related Payment Date                        $       742,755.32
                                                                                                   ------------------

      c. Principal Funding Investment Proceeds withdrawn and deposited into the
         Collection Account to be treated as Available Finance Charge
         Collections for the related Payment Date                                                  $       742,755.32
                                                                                                   ------------------

      d. During the Controlled Accumulation Period, the amount of Monthly
         Principal deposited into the Principal Funding Account                                    $   200,000,000.00
                                                                                                   ------------------

      e. On the earliest to occur of (a) the first Payment Date during the Early
         Amortization Period and (b) the Expected Final Principal Payment Date,
         the amount withdrawn for payment to the Noteholders                                       $   400,000,000.00
                                                                                                   ------------------

      f. The ending Principal Funding Account Balance on the related Payment
         Date                                                                                      $               --
                                                                                                   ==================

      g. The Accumulation Shortfall with respect to the related Monthly Period                     $               --
                                                                                                   ------------------
17. Reserve Account

      a. The beginning Reserve Account balance (ending balance as of the
         previous Payment Date)                                                                    $       500,000.00
                                                                                                   ------------------

      b. Interest earnings on the Reserve Account                                                  $         1,763.79
                                                                                                   ------------------

      c. Interest earnings on the Reserve Account withdrawn and deposited into the Collection Account to be treated as Available Finance Charge
         Collections for the related Payment Date                                                  $         1,763.79
                                                                                                   ------------------

      d. On each Payment Date from and after the Reserve Account Funding Date, the amount deposited into the Reserve Account pursuant to subsection
         4.04(a)(vii) of the Series 2003-A Indenture Supplement                                    $               --
                                                                                                   ------------------

      e. The Reserve Draw Amount deposited into the Collection Account and treated as Available Finance Charge Collections for the related Monthly
         Period                                                                                    $               --
                                                                                                   ------------------

      f. The Reserve Account Surplus withdrawn and deposited into the Cash
         Collateral Account                                                                        $               --
                                                                                                   ------------------

      g. Amount withdrawn from the Reserve Account and paid to the holders of the Trust Beneficial Interests pursuant to subsection 4.10(f) of the
         Series 2003-A Indenture Supplement                                                        $       500,000.00
                                                                                                   ------------------

      h. The ending Reserve Account balance on the related Payment Date                            $               --
                                                                                                   ==================

      i. The Required Reserve Account Amount on the related Payment Date                           $       500,000.00
                                                                                                   ------------------

      j. The Available Reserve Account Amount on the related Payment Date                          $       500,000.00
                                                                                                   ------------------

18. Cash Collateral Account

      a. The beginning Cash Collateral Account balance (ending balance as of the
         previous Payment Date)                                                                    $     8,000,000.00
                                                                                                   ------------------

      b. Investment Earnings since the preceding Payment Date                                      $        28,211.22
                                                                                                   ------------------

      c. Amount withdrawn from the Cash Collateral Account to cover disbursements pursuant to subsections 4.04(a)(iv) and 4.04(a)(viii) of
         the Series 2003-A Indenture Supplement                                                    $               --
                                                                                                   ------------------

      d. Amount withdrawn from the Cash Collateral Account on the Series 2003-A
         Final Maturity Date for distributions to the Class C Noteholders and
         the Class D Noteholders                                                                   $               --
                                                                                                   ------------------

      e. Amount withdrawn from the Cash Collateral Account on the day following the occurrence of an Event of Default for distributions to the Class C
         Noteholders and the Class D Noteholders                                                   $               --
                                                                                                   ------------------

      f. Amount deposited into the Cash Collateral Account to cover any Cash
         Collateral Account Deficiency                                                             $               --
                                                                                                   ------------------

      g. Amount withdrawn from the Cash Collateral Account equaled to the excess over the Required Cash Collateral Account Amount and paid to the
         Transferor                                                                                $               --
                                                                                                   ------------------

      h. Remaining Cash Collateral Account amount withdrawn on the date on which the Class C Note Principal Balance and the Class D Note Principal
         Balance have been paid in full and paid to the Transferor                                 $     8,028,211.22
                                                                                                   ------------------

      i. The ending Cash Collateral Account balance on the related Payment Date                    $               --
                                                                                                   ==================

      j. The Required Cash Collateral Account Amount on the related Payment Date                   $               --
                                                                                                   ------------------

      k. The Available Cash Collateral Account Amount on the related Payment Date                  $               --
                                                                                                   ------------------

19. Investor Charge-Offs

      a. The aggregate amount of Investor Charge-Offs for the related Monthly Period               $               --
                                                                                                   ------------------

      b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date               $               --
                                                                                                   ------------------

20. The Monthly Principal Reallocation Amount for the related Monthly Period                       $               --
                                                                                                   ------------------

               Advanta Bank Corp.
               as Servicer

               By: /s/ MICHAEL COCO
               Name: Michael Coco
               Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                         PERIOD ENDING JANUARY 31, 2006

The information which is required to be prepared with respect to the Payment Date of February 21, 2006 and with respect to the performance of the Trust during the Monthly Period of January 1, 2006 through January 31, 2006 is set forth below.

The Interest Period for all classes includes the previous Payment Date through and including the day preceding the current Payment Date. Interest is calculated on the basis of 360-day year and the actual number of days in the related Interest Period.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the Series 2003-B Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

The documents mentioned above may be found in the following Securities and Exchange Commission ("SEC") filings.

Master Indenture, dated as of August 1, 2000.                          Included in Exhibit 4.1 to the Form 8-K filed with the
                                                                       SEC on August 30, 2000 by Advanta Business Receivables Corp.

Series 2003-B Indenture Supplement, dated as of June 1, 2003.          Included in Exhibit 4.1 to the Form 8-K filed with the SEC on
                                                                       June 26, 2003 by Advanta Business Receivables Corp.

Transfer and Servicing Agreement, dated as of August 1, 2000.          Included in Exhibit 4.3 to the Form 8-K filed with the SEC on
                                                                       August 30, 2000 by Advanta Business Receivables Corp.

Trust Agreement, dated as of August 1, 2000.                           Included in Exhibit 4.4 to the Form 8-K filed with the SEC on
                                                                       August 30, 2000 by Advanta Business Receivables Corp.

I. Information regarding the current monthly principal distribution to the Noteholders

                                       Total amount of
                                     principal to be paid         Per $1,000
                                     --------------------         ----------
1. Class A Noteholders               $               --                   --
2. Class B Noteholders               $               --                   --
3. Class C Noteholders               $               --                   --
4. Class D Noteholders               $               --                   --

II. Information regarding the current monthly interest distribution to the Noteholders

                                       Total amount of
                                     interest to be paid          Per $1,000
                                     -------------------          ----------
1. Class A Noteholders               $     1,032,533.33             4.30222
2. Class B Noteholders               $       151,453.33             5.45778
3. Class C Noteholders               $       166,073.33             7.63556
4. Class D Noteholders               $       116,573.33            11.10222

III.  Information regarding the total monthly distribution to the Noteholders

                                        Total amount
                                         to be paid               Per $1,000
                                         ----------               ----------
1. Class A Noteholders               $     1,032,533.33             4.30222
2. Class B Noteholders               $       151,453.33             5.45778
3. Class C Noteholders               $       166,073.33             7.63556
4. Class D Noteholders               $       116,573.33            11.10222

IV. Information regarding the performance of the Advanta Business Card Master Trust

1. The aggregate amount of such Collections with respect to Principal Receivables for
the Monthly Period preceding such Payment Date                                              $      811,207,461.10
                                                                                            ---------------------

2. The aggregate amount of such Collections with respect to Finance Charge and
Administrative Receivables for the Monthly Period preceding such Payment Date               $       62,895,197.20
                                                                                            ---------------------

2a. Interchange for the Monthly Period preceding such Payment Date (included in the
amount shown above on line item IV. 2.)                                                     $       13,561,316.09
                                                                                            ---------------------

2b. Recoveries for the Monthly Period preceding such Payment Date (included in the
amount shown above on line item IV. 2.)                                                     $        1,083,400.09
                                                                                            ---------------------

3. The Defaulted Amount for the preceding Monthly Period                                    $       15,271,597.89
                                                                                            ---------------------

4. The annualized percentage equivalent of a fraction, the numerator of which is the
Defaulted Amount less Recoveries for the preceding Monthly Period, and the
denominator is the average Receivables for the preceding Monthly Period                                      4.66%
                                                                                            ---------------------

5. The total amount of Principal Receivables in the Trust at the beginning of the
preceding Monthly Period                                                                    $    3,582,427,375.21
                                                                                            ---------------------

6. The total amount of Principal Receivables in the Trust as of the last day of
the preceding Monthly Period                                                                $    3,612,153,632.03
                                                                                            ---------------------

7. The total amount of Finance Charge and Administrative Receivables in the Trust
at the beginning of the preceding Monthly Period                                            $       55,165,765.02
                                                                                            ---------------------

8. The total amount of Finance Charge and Administrative Receivables in the Trust
as of the last day of the preceding Monthly Period                                          $       54,962,786.28
                                                                                            ---------------------

9. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as
of the last day of the preceding Monthly Period                                             $    2,736,718,346.00
                                                                                            ---------------------

10. The Transferor Interest as of the last day of the preceding Monthly Period              $      875,435,286.03
                                                                                            ---------------------

11. The transferor percentage as of the last day of the preceding Monthly Period                            24.24%
                                                                                            ---------------------

12. The Required Transferor Percentage                                                                       6.00%
                                                                                            ---------------------

13. The Required Transferor Interest                                                        $      216,729,217.92
                                                                                            ---------------------

14. The monthly principal payment rate for the preceding Monthly Period                                    22.644%
                                                                                            ---------------------

15. The balance in the Excess Funding Account as of the last day of the preceding
Monthly Period                                                                              $                  --
                                                                                            ---------------------

16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                             Percentage                  Aggregate
                                                              of Total                    Account
                                                             Receivables                  Balance
                                                             -----------                  -------
(a) Delinquent between 30 days and 59 days                      0.954%          $     34,983,569.39
(b) Delinquent between 60 days and 89 days                      0.696%          $     25,538,118.30
(c) Delinquent between 90 days and 119 days                     0.543%          $     19,918,105.69
(d) Delinquent between 120 days and 149 days                    0.444%          $     16,266,760.85
(e) Delinquent between 150 days and 179 days                    0.397%          $     14,558,874.19
(f) Delinquent 180 days or greater                              0.000%          $                --
                                                                -----           -------------------
(g) Aggregate                                                   3.034%          $    111,265,428.42
                                                                =====           ===================

V.    Information regarding Series 2003-B

1. The amount of Principal Receivables in the Trust represented by the Invested
Amount of Series 2003-B as of the last day of the related Monthly Period                    $      300,000,000.00
                                                                                            ---------------------

2. The amount of Principal Receivables in the Trust represented by the Adjusted
Invested Amount of Series 2003-B on the last day of the related Monthly Period              $      300,000,000.00
                                                                                            ---------------------

                                                                                NOTE FACTORS
3. The amount of Principal Receivables in the Trust represented by the Class A
Note Principal Balance on the last day of the related Monthly Period                1.0000  $      240,000,000.00
                                                                                            ---------------------

4. The amount of Principal Receivables in the Trust represented by the Class B
Note Principal Balance on the last day of the related Monthly Period                1.0000  $       27,750,000.00
                                                                                            ---------------------

5. The amount of Principal Receivables in the Trust represented by the Class C
Note Principal Balance on the last day of the related Monthly Period                1.0000  $       21,750,000.00
                                                                                            ---------------------

6. The amount of Principal Receivables in the trust represented by the Class D
Note Principal Balance on the last day of the related Monthly Period                1.0000  $       10,500,000.00
                                                                                            ---------------------

7. The Floating Investor Percentage with respect to the period:

January 1, 2006 through January 19, 2006                                                                8.3742102%
                                                                                            ---------------------

January 20, 2006 through January 31, 2006                                                               8.1979051%
                                                                                            ---------------------

8. The Fixed Investor Percentage with respect to the period:

January 1, 2006 through January 19, 2006                                                             N/A
                                                                                            ---------------------

January 20, 2006 through January 31, 2006                                                            N/A
                                                                                            ---------------------

9. The amount of Investor Principal Collections applicable to Series 2003-B                 $       67,343,602.38
                                                                                            ---------------------

10a. The amount of Available Finance Charge Collections on deposit in the
Collection Account for the related Monthly Period                                           $        4,045,968.89
                                                                                            ---------------------

10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available
Finance Charge Collections not on deposit in the Collection Account for the
related Monthly Period                                                                      $        1,221,011.31
                                                                                            ---------------------

11. The Investor Default Amount for the related Monthly Period                              $        1,259,573.46
                                                                                            ---------------------

12. The Monthly Servicing Fee for the related Monthly Period                                $          500,000.00
                                                                                            ---------------------

13. The excess spread amount for the related Monthly Period (Available Finance
Charge Collections minus the sum of the amounts determined pursuant to subsections 4.04 (a) (i)-(v) and subsection 4.04 (a) (viii) of the Series
2003-B Indenture Supplement)                                                                $        2,040,773.42
                                                                                            ---------------------

14. Trust yields for the related Monthly Period

     a. The cash yield for the related Monthly Period                                                       21.07%
                                                                                            ---------------------

     b. The default rate for the related Monthly Period                                                      5.04%
                                                                                            ---------------------

     c. The Net Portfolio Yield for the related Monthly Period                                              16.03%
                                                                                            ---------------------

     d. The Base Rate for the related Monthly Period                                                         7.87%
                                                                                            ---------------------


     e. The Excess Spread Percentage for the related Monthly Period                                          8.16%
                                                                                            ---------------------

     f. The Quarterly Excess Spread Percentage for the related Monthly Period                                6.32%
                                                                                            ---------------------

          i)   Excess Spread Percentage related to               Jan-06                                      8.16%
                                                                                            ---------------------

          ii)  Excess Spread Percentage related to               Dec-05                                      3.83%
                                                                                            ---------------------

          iii) Excess Spread Percentage related to               Nov-05                                      6.96%
                                                                                            ---------------------

15.   Floating Rate Determinations:

LIBOR for the Interest Period from January 20, 2006 through and including
February 20, 2006
                                                                                                          4.49000%
                                                                                            ---------------------

16. Principal Funding Account

     a. The beginning Principal Funding Account Balance (ending balance as of the
        previous Payment Date)                                                              $                  --
                                                                                            ---------------------

     b. Principal Funding Investment Proceeds for the related Payment Date                  $                  --
                                                                                            ---------------------

     c. Principal Funding Investment Proceeds withdrawn and deposited into the
        Collection Account to be treated as Available Finance Charge Collections
        for the related Payment Date                                                        $                  --
                                                                                            ---------------------

     d. During the Controlled Accumulation Period, the amount of Monthly
        Principal deposited into the Principal Funding Account                              $                  --
                                                                                            ---------------------
     e. On the earliest to occur of (a) the first Payment Date during the Early
        Amortization Period and (b) the Expected Final Principal Payment Date,
        the amount withdrawn for payment to the Noteholders                                 $                  --
                                                                                            ---------------------

     f. The ending Principal Funding Account Balance on the related Payment Date            $                  --
                                                                                            =====================

     g. The Accumulation Shortfall with respect to the related Monthly Period               $                  --
                                                                                            ---------------------

17. Reserve Account

     a. The beginning Reserve Account balance (ending balance as of the previous
        Payment Date)                                                                       $                  --
                                                                                            ---------------------

     b. Interest earnings on the Reserve Account                                            $                  --
                                                                                            ---------------------

     c. Interest earnings on the Reserve Account withdrawn and deposited into the
        Collection Account to be treated as Available Finance Charge Collections
        for the related Payment Date                                                        $                  --
                                                                                            ---------------------

     d. On each Payment Date from and after the Reserve Account Funding Date, the amount deposited into the Reserve Account pursuant to subsection 4.04(a)
        (vii) of the Series 2003-B Indenture Supplement                                     $          375,000.00
                                                                                            ---------------------

     e. The Reserve Draw Amount deposited into the Collection Account and treated
        as Available Finance Charge Collections for the related Monthly Period              $                  --
                                                                                            ---------------------

     f. The Reserve Account Surplus withdrawn and deposited into the Cash
        Collateral Account                                                                  $                  --
                                                                                            ---------------------

     g. Amount withdrawn from the Reserve Account and paid to the holders of the
        Trust Beneficial Interests pursuant to subsection 4.10(f) of the Series
        2003-B Indenture Supplement                                                         $                  --
                                                                                            ---------------------

     h. The ending Reserve Account balance on the related Payment Date                      $          375,000.00
                                                                                            =====================

     i. The Required Reserve Account Amount on the related Payment Date                     $          375,000.00
                                                                                            ---------------------

     j. The Available Reserve Account Amount on the related Payment Date                    $          375,000.00
                                                                                            ---------------------

18. Cash Collateral Account

     a. The beginning Cash Collateral Account balance (ending balance as of the
        previous Payment Date)                                                              $        6,750,000.00
                                                                                            ---------------------

     b. Investment Earnings since the preceding Payment Date                                $           23,803.23
                                                                                            ---------------------

     c. Amount withdrawn from the Cash Collateral Account to cover disbursements pursuant to subsections 4.04(a)(iv) and 4.04(a)(viii) of the Series
        2003-B Indenture Supplement                                                         $                  --
                                                                                            ---------------------

     d. Amount withdrawn from the Cash Collateral Account on the Series 2003-B
        Final Maturity Date for distributions to the Class C Noteholders and the
        Class D Noteholders                                                                 $                  --
                                                                                            ---------------------

     e. Amount withdrawn from the Cash Collateral Account on the day following the occurrence of an Event of Default for distributions to the Class C
        Noteholders and the Class D Noteholders                                             $                  --
                                                                                            ---------------------

     f. Amount deposited into the Cash Collateral Account to cover any Cash
        Collateral Account Deficiency                                                       $                  --
                                                                                            ---------------------

     g. Amount withdrawn from the Cash Collateral Account equaled to the excess
        over the Required Cash Collateral Account Amount and paid to the Transferor         $           23,803.23
                                                                                            ---------------------

     h. Remaining Cash Collateral Account amount withdrawn on the date on which the Class C Note Principal Balance and the Class D Note Principal
        Balance have been paid in full and paid to the Transferor                           $                  --
                                                                                            ---------------------

     i. The ending Cash Collateral Account balance on the related Payment Date              $        6,750,000.00
                                                                                            =====================

     j. The Required Cash Collateral Account Amount on the related Payment Date             $        6,750,000.00
                                                                                            ---------------------

     k. The Available Cash Collateral Account Amount on the related Payment Date            $        6,750,000.00
                                                                                            ---------------------

19. Investor Charge-Offs

     a. The aggregate amount of Investor Charge-Offs for the related Monthly
        Period                                                                              $                  --
                                                                                            ---------------------

     b. The aggregate amount of Investor Charge-Offs reimbursed
        on the Payment Date                                                                 $                  --
                                                                                            ---------------------

20. The Monthly Principal Reallocation Amount for the related Monthly Period                $                  --
                                                                                            ---------------------

              Advanta Bank Corp.
              as Servicer

              By: /s/ MICHAEL COCO
              Name: Michael Coco
              Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                         PERIOD ENDING JANUARY 31, 2006

The information which is required to be prepared with respect to the Payment Date of February 21, 2006 and with respect to the performance of the Trust during the Monthly Period of January 1, 2006 through January 31, 2006 is set forth below.

The Interest Period for all classes includes the previous Payment Date through and including the day preceding the current Payment Date. Interest is calculated on the basis of 360-day year and the actual number of days in the related Interest Period.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the Series 2003-D Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

The documents mentioned above may be found in the following Securities and Exchange Commission ("SEC") filings.

Master Indenture, dated as of August 1, 2000.       Included in Exhibit 4.1 to the Form 8-K filed with the SEC on August 30, 2000 by Advanta Business Receivables Corp.

Series 2003-D Indenture Supplement, dated as of     Included in Exhibit 4.1 to the Form 8-K filed with the SEC on December 10,
December 1, 2003.                                   2003 by Advanta Business Receivables Corp.

Transfer and Servicing Agreement, dated as of       Included in Exhibit 4.3 to the Form 8-K filed with the SEC on August 30, 2000
August 1, 2000.                                     by Advanta Business Receivables Corp.

Trust Agreement, dated as of August 1, 2000.        Included in Exhibit 4.4 to the Form 8-K filed with the SEC on August 30, 2000 by Advanta Business Receivables Corp.

I. Information regarding the current monthly principal distribution to the Noteholders

                                                Total amount of
                                              principal to be paid    Per $1,000

             1. Class A Noteholders            $               -              -
             2. Class B Noteholders            $               -              -
             3. Class C Noteholders            $               -              -
             4. Class D Noteholders            $               -              -

II. Information regarding the current monthly interest distribution to the Noteholders

                                                Total amount of
                                              principal to be paid    Per $1,000

             1. Class A Noteholders            $     1,353,955.56        4.23111
             2. Class B Noteholders            $       185,493.33        5.01333
             3. Class C Noteholders            $       190,497.78        6.56889
             4. Class D Noteholders            $       149,208.89       10.65778

III. Information regarding the total monthly distribution to the Noteholders

                                                Total amount of
                                              principal to be paid    Per $1,000

             1. Class A Noteholders            $     1,353,955.56        4.23111
             2. Class B Noteholders            $       185,493.33        5.01333
             3. Class C Noteholders            $       190,497.78        6.56889
             4. Class D Noteholders            $       149,208.89       10.65778

IV. Information regarding the performance of the Advanta Business Card Master Trust

       1.  The aggregate amount of such Collections with respect to Principal Receivables for
             the Monthly Period preceding such Payment Date                                                  $    811,207,461.10

                                                                                                             --------------------

       2.  The aggregate amount of such Collections with respect to Finance Charge and
           Administrative Receivables for the Monthly Period preceding such Payment Date                     $     62,895,197.20
                                                                                                             --------------------

       2a. Interchange for the Monthly Period preceding such Payment Date (included in the
           amount shown above on line item IV. 2. )                                                          $     13,561,316.09
                                                                                                             --------------------

       2b. Recoveries for the Monthly Period preceding such Payment Date (included in the
           amount shown above on line item IV. 2.)                                                           $      1,083,400.09
                                                                                                             --------------------

       3.  The Defaulted Amount for the preceding Monthly Period                                             $     15,271,597.89
                                                                                                             --------------------

       4.  The annualized percentage equivalent of a fraction, the numerator of which is the
           Defaulted Amount less Recoveries for the preceding Monthly Period, and the
           denominator is the average Receivables for the preceding Monthly Period                                          4.66%
                                                                                                             --------------------

       5.  The total amount of Principal Receivables in the Trust at the beginning of the
           preceding Monthly Period                                                                          $  3,582,427,375.21
                                                                                                             --------------------

       6.  The total amount of Principal Receivables in the Trust as of the last day of the
           preceding Monthly Period                                                                          $  3,612,153,632.03
                                                                                                             --------------------

       7.  The total amount of Finance Charge and Administrative Receivables in the Trust at
           the beginning of the preceding Monthly Period                                                     $     55,165,765.02
                                                                                                             --------------------

       8.  The total amount of Finance Charge and Administrative Receivables in the Trust as
           of the last day of the preceding Monthly Period                                                   $     54,962,786.28
                                                                                                             --------------------

       9.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
           the last day of the preceding Monthly Period                                                      $  2,736,718,346.00
                                                                                                             --------------------

       10. The Transferor Interest as of the last day of the preceding Monthly Period                        $    875,435,286.03
                                                                                                             --------------------

       11. The transferor percentage as of the last day of the preceding Monthly Period                                    24.24%
                                                                                                             --------------------

       12. The Required Transferor Percentage                                                                               6.00%
                                                                                                             --------------------

       13. The Required Transferor Interest                                                                  $    216,729,217.92
                                                                                                             --------------------

       14. The monthly principal payment rate for the preceding Monthly Period                                            22.644%
                                                                                                             --------------------

       15. The balance in the Excess Funding Account as of the last day of the preceding
           Monthly
Period                                                                                                       $                --
                                                                                                             --------------------

       16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                     Percentage           Aggregate
                                                                      of Total             Account
                                                                    Receivables            Balance

             (a) Delinquent between 30 days and 59 days                0.954%        $    34,983,569.39
             (b) Delinquent between 60 days and 89 days                0.696%        $    25,538,118.30
             (c) Delinquent between 90 days and 119 days               0.543%        $    19,918,105.69
             (d) Delinquent between 120 days and 149 days              0.444%        $    16,266,760.85
             (e) Delinquent between 150 days and 179 days              0.397%        $    14,558,874.19
             (f) Delinquent 180 days or greater                        0.000%        $                -
                                                                       ------        ------------------
             (g) Aggregate                                             3.034%        $   111,265,428.42
                                                                       ======        ==================

V.   Information regarding Series 2003-D

       1.   The amount of Principal Receivables in the Trust represented by the
            Invested Amount of Series 2003-D as of the last day of the related
            Monthly Period                                                                                   $    400,000,000.00
                                                                                                             --------------------

       2.   The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2003-D on the last day of the
            related Monthly Period                                                                           $    400,000,000.00
                                                                                                             --------------------

       3.   The amount of Principal Receivables in the Trust represented by the
            Class A Note Principal Balance on the last day of the related             NOTE FACTORS
            Monthly Period                                                               1.0000              $    320,000,000.00
                                                                                                             --------------------

       4.   The amount of Principal Receivables in the Trust represented by the
            Class B Note Principal Balance on the last day of the related
            Monthly Period                                                               1.0000              $     37,000,000.00
                                                                                                             --------------------

       5.   The amount of Principal Receivables in the Trust represented by the
            Class C Note Principal Balance on the last day of the related
            Monthly Period                                                               1.0000              $     29,000,000.00
                                                                                                             --------------------

       6.   The amount of Principal Receivables in the trust represented by the
            Class D Note Principal Balance on the last day of the related
            Monthly Period                                                               1.0000              $     14,000,000.00
                                                                                                             --------------------

       7.   The Floating Investor Percentage with respect to the period:

       January 1, 2006 through January 19, 2006                                                                       11.1656136%
                                                                                                             --------------------
       January 20, 2006 through January 31, 2006                                                                      10.9305401%
                                                                                                             --------------------

       8.   The Fixed Investor Percentage with respect to the period:

       January 1, 2006 through January 19, 2006                                                                              N/A
                                                                                                             --------------------
       January 20, 2006 through January 31, 2006                                                                             N/A
                                                                                                             --------------------

       9.   The amount of Investor Principal Collections applicable to Series 2003-D                         $     89,791,469.73
                                                                                                             --------------------

       10a. The amount of Available Finance Charge Collections on deposit in the
            Collection Account for the related Monthly Period                                                $      5,394,625.17
                                                                                                             --------------------

       10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of
            Available Finance Charge Collections not on deposit in the
            Collection Account for the related Monthly Period                                                $      1,628,015.00
                                                                                                             --------------------

       11.  The Investor Default Amount for the related Monthly Period                                       $      1,679,431.26
                                                                                                             --------------------

       12.  The Monthly Servicing Fee for the related Monthly Period                                         $        666,666.67
                                                                                                             --------------------

       13.  The excess spread amount for the related Monthly Period (Available
            Finance Charge Collections minus the sum of the amounts determined pursuant to subsections 4.04 (a) (i) - (v) and subsection 4.04 (a)
            (viii) of the Series 2003-D Indenture Supplement)                                                $      2,797,386.68
                                                                                                             --------------------

       14.  Trust yields for the related Monthly Period


             a. The cash yield for the related Monthly Period                                                              21.07%
                                                                                                             --------------------

             b. The default rate for the related Monthly Period                                                             5.04%
                                                                                                             --------------------

             c. The Net Portfolio Yield for the related Monthly Period                                                     16.03%
                                                                                                             --------------------



         d.       The Base Rate for the related Monthly Period ................................................           7.64%
                                                                                                                 ----------------

         e.       The Excess Spread Percentage for the related Monthly
                  Period ......................................................................................           8.39%
                                                                                                                 ----------------

         f.       The Quarterly Excess Spread Percentage for the related
                  Monthly Period ..............................................................................           6.54%
                                                                                                                 ----------------

                  i)       Excess Spread Percentage related to                   Jan-06                                   8.39%
                                                                                                                 ----------------

                  ii)      Excess Spread Percentage related to                   Dec-05                                   4.05%
                                                                                                                 ----------------

                  iii)     Excess Spread Percentage related to                   Nov-05                                   7.17%
                                                                                                                 ----------------

15. Floating Rate Determinations:

LIBOR for the Interest Period from January 20, 2006 through and including February 20, 2006                            4.49000%
                                                                                                                 ----------------

16. Principal Funding Account

         a.       The beginning Principal Funding Account Balance (ending balance as
                  of the previous Payment Date) ...............................................................   $          -
                                                                                                                 ----------------

         b.       Principal Funding Investment Proceeds for the related Payment Date ..........................   $          -
                                                                                                                 ----------------

         c.       Principal Funding Investment Proceeds withdrawn and deposited into the
                  Collection Account to be treated as Available Finance Charge
                  Collections for the related Payment Date ....................................................   $          -
                                                                                                                 ----------------

         d.       During the Controlled Accumulation Period, the amount of Monthly
                  Principal deposited into the Principal Funding Account ......................................   $          -
                                                                                                                 ----------------

         e.       On the earliest to occur of (a) the first Payment Date during the Early
                  Amortization Period and (b) the Expected Final Principal Payment Date,
                  the amount withdrawn for payment to the Noteholders .........................................   $          -
                                                                                                                 ----------------

         f.       The ending Principal Funding Account Balance on the related Payment Date ....................   $          -
                                                                                                                 ================

         g.       The Accumulation Shortfall with respect to the related Monthly Period .......................   $          -
                                                                                                                 ----------------

17. Reserve Account

         a.       The beginning Reserve Account balance (ending balance as of the previous
                  Payment Date) ...............................................................................   $          -
                                                                                                                 ----------------

         b.       Interest earnings on the Reserve Account ....................................................   $          -
                                                                                                                 ----------------

         c.       Interest earnings on the Reserve Account withdrawn and deposited into the Collection Account to be treated as Available Finance
                  Charge Collections for the related Payment Date .............................................   $          -
                                                                                                                 ----------------

         d.       On each Payment Date from and after the Reserve Account
                  Funding Date, the amount deposited into the Reserve Account pursuant to subsection 4.04(a)(vii) of the Series 2003-D Indenture
                  Supplement ..................................................................................   $          -
                                                                                                                 ----------------

         e.       The Reserve Draw Amount deposited into the Collection Account and treated as Available Finance Charge Collections for the related Monthly
                  Period ......................................................................................   $          -
                                                                                                                 ----------------

         f.       The Reserve Account Surplus withdrawn and deposited into the Cash
                  Collateral Account ..........................................................................   $          -
                                                                                                                 ----------------

         g.       Amount withdrawn from the Reserve Account and paid to the
                  holders of the Trust Beneficial Interests pursuant to subsection
                  4.10(f) of the Series 2003-D Indenture Supplement ...........................................   $          -
                                                                                                                 ----------------

         h.       The ending Reserve Account balance on the related Payment Date ..............................   $          -
                                                                                                                 ================

         i.       The Required Reserve Account Amount on the related Payment Date .............................   $          -
                                                                                                                 ----------------

         j.       The Available Reserve Account Amount on the related Payment Date ............................   $          -
                                                                                                                 ----------------

18. Cash Collateral Account

         a.       The beginning Cash Collateral Account balance (ending balance as of
                  the previous Payment Date) ..................................................................   $ 9,000,000.00
                                                                                                                 ----------------

         b.       Investment Earnings since the preceding Payment Date ........................................   $    31,737.62
                                                                                                                 ----------------

         c.       Amount withdrawn from the Cash Collateral Account to cover disbursements pursuant to subsections 4.04(a)(iv) and 4.04(a)(viii)
                  of the Series 2003-D Indenture Supplement ...................................................   $          -
                                                                                                                 ----------------

         d.       Amount withdrawn from the Cash Collateral Account on the Series
                  2003-D Final Maturity Date for distributions to the Class C
                  Noteholders and the Class D Noteholders .....................................................   $          -
                                                                                                                 ----------------

         e.       Amount withdrawn from the Cash Collateral Account on the day following the occurrence of an Event of Default for distributions
                  to the Class C Noteholders and the Class D Noteholders ......................................   $          -
                                                                                                                 ----------------

         f.       Amount deposited into the Cash Collateral Account to cover any Cash
                  Collateral Account Deficiency ...............................................................   $          -
                                                                                                                 ----------------

         g.       Amount withdrawn from the Cash Collateral Account equaled to the excess over the Required Cash Collateral Account Amount and paid to
                  the Transferor ..............................................................................   $    31,737.62
                                                                                                                 ----------------

         h.       Remaining Cash Collateral Account amount withdrawn on the date on which the Class C Note Principal Balance and the Class D Note
                  Principal Balance have been paid in full and paid to the Transferor .........................   $          -
                                                                                                                 ----------------

         i.       The ending Cash Collateral Account balance on the related Payment
                  Date ........................................................................................   $ 9,000,000.00
                                                                                                                 ===============

         j.       The Required Cash Collateral Account Amount on the related Payment
                  Date ........................................................................................   $ 9,000,000.00
                                                                                                                 ----------------

         k.       The Available Cash Collateral Account Amount on the related
                  Payment Date ................................................................................   $ 9,000,000.00
                                                                                                                 ---------------

19. Investor Charge-Offs

         a.       The aggregate amount of Investor Charge-Offs for the related
                  Monthly Period ..............................................................................   $          -
                                                                                                                 ----------------

         b.       The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .................   $          -
                                                                                                                 ----------------

20. The Monthly Principal Reallocation Amount for the related Monthly Period ..................................   $          -
                                                                                                                 ----------------


         Advanta Bank Corp.
         as Servicer

         By: /s/ MICHAEL COCO
         Name: Michael Coco
         Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  ADVANTASERIES
                         PERIOD ENDING JANUARY 31, 2006

The information which is required to be prepared with respect to the Payment Date of February 21, 2006 and with respect to the performance of the Trust during the Monthly Period of January 1, 2006 through January 31, 2006 is set forth below.


The Interest Period for all Tranches generally includes the previous Payment Date (or in the case of the first Interest Payment Date, the Closing Date) through and including the day preceding the current Payment Date. Interest on floating rate Tranches is calculated on the basis of 360-day year and the actual number of days in the related Interest Period. Interest on fixed rate Tranches is calculated on the basis of a 360-day year and twelve 30-day months.


Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.


The documents mentioned above may be found in the following Securities and Exchange Commission ("SEC") filings.


Master Indenture, dated as of August 1, 2000.                                   Included in Exhibit 4.1 to the Form 8-K filed with
                                                                                the SEC on August 30, 2000 by Advanta Business
                                                                                Receivables Corp.

AdvantaSeries Indenture Supplement, dated as of November 1, 2004.               Included in Exhibit 4.1 to the Form 8-K filed with
                                                                                the SEC on November 12, 2004 by Advanta Business
                                                                                Receivables Corp.

Transfer and Servicing Agreement, dated as of August 1, 2000.                   Included in Exhibit 4.3 to the Form 8-K filed with
                                                                                the SEC on August 30, 2000 by Advanta Business
                                                                                Receivables Corp.

Trust Agreement, dated as of August 1, 2000.                                    Included in Exhibit 4.4 to the Form 8-K filed with
                                                                                the SEC on August 30, 2000 by Advanta Business
                                                                                Receivables Corp.


I. Information regarding the current monthly principal distribution to the Noteholders

                                                                  Total amount of
                                                                    principal to
                                        CUSIP Number                   be paid           Per $1,000
                                        ------------              ---------------        ----------

                NOTHING TO REPORT




II. Information regarding the current monthly interest distribution to the Noteholders

                                                                  Total amount of
                                                                   interest to be
                                        CUSIP Number                     paid               Per $1,000
                                        ------------              ---------------           ----------

                        2005-A1          00761H BJ 9          $    1,013,333.33                4.05333
                        2005-A2          00761H BK 6          $      924,000.00                4.10667
                        2005-A3          00761H BM 2          $      979,166.67                3.91667
                        2005-A4          00761H BN 0          $      593,750.00                3.95833
                        2005-A5          00761H BP 5          $      808,888.89                4.04444
                        2005-B1          00761H BH 3          $      432,888.89                4.32889
                        2006-B1                               $      625,423.61                6.25424
                        2004-C1          00761H BG 5          $      492,444.44                4.92444
                        2005-C1          00761H BL 4          $      444,444.44                4.44444
                        2004-D1                               $      84,355.56                 8.43556
                        2005-D1                               $      115,377.78                5.76889
                        2005-D2                               $      144,222.22                5.76889


III. Information regarding the performance of the Advanta Business Card Master Trust


1. The aggregate amount of such Collections with respect to Principal Receivables for the
Monthly Period preceding such Payment Date                                                          $             811,207,461.10
                                                                                                     ----------------------------

2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
Receivables for the Monthly Period preceding such Payment Date                                      $              62,895,197.20
                                                                                                     ----------------------------

2a. Interchange for the Monthly Period preceding such Payment Date (included in the amount
shown above on line item III. 2.)                                                                   $              13,561,316.09
                                                                                                     ----------------------------

2b. Recoveries for the Monthly Period preceding such Payment Date (included in the amount
shown above on line item III. 2.)                                                                   $               1,083,400.09
                                                                                                     ----------------------------

3. The Defaulted Amount for the Monthly Period preceding such Payment Date                          $              15,271,597.89
                                                                                                     ----------------------------

4. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
Receivables for the preceding Monthly Period                                                                               4.66%
                                                                                                     ----------------------------

5. The total amount of Principal Receivables in the Trust at the beginning of the preceding
Monthly Period                                                                                      $           3,582,427,375.21
                                                                                                     ----------------------------

6. The total amount of Principal Receivables in the Trust as of the last day of the preceding
Monthly Period                                                                                      $           3,612,153,632.03
                                                                                                     ----------------------------

7. The total amount of Finance Charge and Administrative Receivables in the Trust at the
beginning of the preceding Monthly Period                                                           $              55,165,765.02
                                                                                                     ----------------------------

8. The total amount of Finance Charge and Administrative Receivables in the Trust as of
the last day of the preceding Monthly Period                                                        $              54,962,786.28
                                                                                                     ----------------------------

9. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
last day of the preceding Monthly Period                                                            $            2,736,718,346.00
                                                                                                     ----------------------------

10. The Transferor Interest as of the end of the Monthly Period preceding such Payment Date         $              875,435,286.03
                                                                                                     ----------------------------


      11.   The transferor percentage as of the end of the Monthly Period preceding such Payment Date                         24.24%
                                                                                                                 ------------------
      12.   The Required Transferor Percentage                                                                                 6.00%
                                                                                                                 ------------------
      13.   The Required Transferor Interest                                                                     $   216,729,217.92
                                                                                                                 ------------------
      14.   The monthly principal payment rate for the Monthly Period preceding such Payment Date                            22.644%
                                                                                                                 ------------------
      15.   The balance in the Excess Funding Account as of the end of the Monthly Period preceding such
            Payment Date                                                                                         $                -
                                                                                                                 ------------------
      16.   The aggregate outstanding balance of the Accounts which were delinquent as of the end of the
            Monthly Period preceding such Payment Date:

                                                                         Percentage of Total
                                                                            Receivables             Aggregate Account Balance
                                                                            -----------             -------------------------
                       (a) Delinquent between 30 days and 59 days              0.954%                    $ 34,983,569.39
                       (b) Delinquent between 60 days and 89 days              0.696%                    $ 25,538,118.30
                       (c) Delinquent between 90 days and 119 days             0.543%                    $ 19,918,105.69
                       (d) Delinquent between 120 days and 149 days            0.444%                    $ 16,266,760.85
                       (e) Delinquent between 150 days and 179 days            0.397%                    $ 14,558,874.19
                       (f) Delinquent 180 days or greater                      0.000%                    $             -
                                                                               -------                    ---------------
                       (g) Aggregate                                           3.034%                    $111,265,428.42
                                                                               ======                    ===============

I.    Information regarding the AdvantaSeries

      1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                                            Outstanding        Adjusted
                      Initial Principal      Principal        Outstanding           Invested      Adjusted Invested
                           Balance            Balance      Principal Balance         Amount             Amount
                           -------            -------      -----------------         ------             ------
2005-A1              $  250,000,000.00  $  250,000,000.00  $  250,000,000.00  $  250,000,000.00   $  250,000,000.00
2005-A2              $  225,000,000.00  $  225,000,000.00  $  225,000,000.00  $  225,000,000.00   $  225,000,000.00
2005-A3              $  250,000,000.00  $  250,000,000.00  $  250,000,000.00  $  250,000,000.00   $  250,000,000.00
2005-A4              $  150,000,000.00  $  150,000,000.00  $  150,000,000.00  $  150,000,000.00   $  150,000,000.00
2005-A5              $  200,000,000.00  $  200,000,000.00  $  200,000,000.00  $  200,000,000.00   $  200,000,000.00
                     -----------------  -----------------  -----------------  -----------------   -----------------
Total Class A        $1,075,000,000.00  $1,075,000,000.00  $1,075,000,000.00  $1,075,000,000.00   $1,075,000,000.00

2005-B1              $  100,000,000.00  $  100,000,000.00  $  100,000,000.00  $  100,000,000.00   $  100,000,000.00
2006-B1              $  100,000,000.00  $  100,000,000.00  $  100,000,000.00  $  100,000,000.00   $  100,000,000.00
                     -----------------  -----------------  -----------------  -----------------   -----------------
Total Class B        $  200,000,000.00  $  200,000,000.00  $  200,000,000.00  $  200,000,000.00   $  200,000,000.00

2004-C1              $  100,000,000.00  $  100,000,000.00  $  100,000,000.00  $  100,000,000.00   $  100,000,000.00
2005-C1              $  100,000,000.00  $  100,000,000.00  $  100,000,000.00  $  100,000,000.00   $  100,000,000.00
                     -----------------  -----------------  -----------------  -----------------   -----------------
Total Class C        $  200,000,000.00  $  200,000,000.00  $  200,000,000.00  $  200,000,000.00   $  200,000,000.00

2004-D1              $   10,000,000.00  $   10,000,000.00  $   10,000,000.00  $   10,000,000.00   $   10,000,000.00
2005-D1              $   20,000,000.00  $   20,000,000.00  $   20,000,000.00  $   20,000,000.00   $   20,000,000.00
2005-D2              $   25,000,000.00  $   25,000,000.00  $   25,000,000.00  $   25,000,000.00   $   25,000,000.00
                     -----------------  -----------------  -----------------  -----------------   -----------------
Total Class D        $   55,000,000.00  $   55,000,000.00  $   55,000,000.00  $   55,000,000.00   $   55,000,000.00
                     -----------------  -----------------  -----------------  -----------------   -----------------
Total AdvantaSeries  $1,530,000,000.00  $1,530,000,000.00  $1,530,000,000.00  $1,530,000,000.00   $1,530,000,000.00
                     =================  =================  =================  =================   =================

      2.    Weighted Average Floating Allocation Amount for the related Monthly Period                           $ 1,517,096,774.19
                                                                                                                 ------------------
      3.    The Floating Investor Percentage with respect to the period:

      January 1, 2006 through January 4, 2006                                                                            39.9170688%
                                                                                                                 ------------------
      January 5, 2006 through January 19, 2006                                                                           42.9748710%
                                                                                                                 ------------------
      January 20, 2006 through January 31, 2006                                                                          41.8093159%
                                                                                                                 ------------------
      4.    The Fixed Investor Percentage with respect to the period:

      January 1, 2006 through January 4, 2006                                                                            39.9170688%
                                                                                                                 ------------------
      January 5, 2006 through January 19, 2006                                                                           42.9748710%
                                                                                                                 ------------------
      January 20, 2006 through January 31, 2006                                                                          41.8093159%
                                                                                                                 ------------------
      5.    The amount of Investor Principal Collections applicable to the AdvantaSeries                         $   342,124,993.41
                                                                                                                 ------------------
      6a.   The amount of Available Finance Charge Collections on deposit in the Collection Account
      for the related Monthly Period                                                                             $    20,587,885.83
                                                                                                                 ------------------
      6b.   Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available Finance Charge
      Collections not on deposit in the Collection Account for the related Monthly Period                        $     6,217,419.81
                                                                                                                 ------------------
      7.    The AdvantaSeries Defaulted Amount for the related Monthly Period                                    $     6,406,092.96
                                                                                                                 ------------------
      8.    The AdvantaSeries Monthly Servicing Fee for the related Monthly Period                               $     2,527,777.35
                                                                                                                 ------------------
      9.    AdvantaSeries performance for the related Monthly Period

            a.    The cash yield for the related Monthly Period                                                             21.21%
                                                                                                                 ------------------
            b.    The default rate for the related Monthly Period                                                            5.07%
                                                                                                                 ------------------

            c.    The Net Portfolio Yield for the related Monthly Period                                                      16.14%
                                                                                                                 ------------------
            d.    The Base Rate for the related Monthly Period                                                                 6.83%
                                                                                                                 ------------------
            e.    The Excess Spread Percentage for the related Monthly Period                                                  9.31%
                                                                                                                 ------------------
            f.    The Quarterly Excess Spread Percentage                                                                       7.02%
                                                                                                                 ------------------
                  i)      Excess Spread Percentage related to                                     Jan-06                       9.31%
                                                                                                                 ------------------
                  ii)     Excess Spread Percentage related to                                     Dec-05                       4.43%
                                                                                                                 ------------------
                  iii)    Excess Spread Percentage related to                                     Nov-05                       7.32%
                                                                                                                 ------------------
            g.    The average Excess Spread Amount for the three preceding Monthly Periods                       $     7,334,958.23
                                                                                                                 ------------------
                  i)      Excess Spread Amount related to                                         Jan-06         $    11,213,139.50
                                                                                                                 ------------------
                  ii)     Excess Spread Amount related to                                         Dec-05         $     4,091,782.71
                                                                                                                 ------------------
                  iii)    Excess Spread Amount related to                                         Nov-05         $     6,699,952.48
                                                                                                                 ------------------

10.   Floating interest rate determinations:

LIBOR for all Tranches with an Interest Period from January 20, 2006 through and including February 20, 2006                4.49000%
                                                                                                                 ------------------
LIBOR for the 2006-B1 Tranche for the period from January 5, 2006 through and including January 19, 2006                    4.39750%
                                                                                                                 ------------------
LIBOR for the 2006-B1 Tranche for the period from January 20, 2006 through and including February 20, 2006                  4.49000%
                                                                                                                 ------------------

11.   Required interest payments

                                                                               Amounts withdrawn from the
                       Required interest amounts   Interest shortfalls and       Collection Account for
                      with respect to the current  additional interest from   payment of required interest  Unpaid required interest
                           Interest Period              prior periods                   amounts                      amounts
                           ---------------              -------------                   -------                      -------
2005-A1                     $1,013,333.33               $          -                 $1,013,333.33                 $         -
2005-A2                     $  924,000.00               $          -                 $  924,000.00                 $         -
2005-A3                     $  979,166.67               $          -                 $  979,166.67                 $         -
2005-A4                     $  593,750.00               $          -                 $  593,750.00                 $         -
2005-A5                     $  808,888.89               $          -                 $  808,888.89                 $         -
                            -------------               ------------                 -------------                 -----------
Total Class A               $4,319,138.89               $          -                 $4,319,138.89                 $         -

2005-B1                     $  432,888.89               $          -                 $  432,888.89                 $         -
2006-B1                     $  625,423.61               $          -                 $  625,423.61                 $         -
                            -------------               ------------                 -------------                 -----------
Total Class B               $1,058,312.50               $          -                 $1,058,312.50                 $         -

2004-C1                     $  492,444.44               $          -                 $  492,444.44                 $         -
2005-C1                     $  444,444.44               $          -                 $  444,444.44                 $         -
                            -------------               ------------                 -------------                 -----------
Total Class C               $  936,888.88               $          -                 $  936,888.88                 $         -

2004-D1                     $   84,355.56               $          -                 $   84,355.56                 $         -
2005-D1                     $  115,377.78               $          -                 $  115,377.78                 $         -
2005-D2                     $  144,222.22               $          -                 $  144,222.22                 $         -
                            -------------               ------------                 -------------                 -----------
Total Class D               $  343,955.56               $          -                 $  343,955.56                 $         -
                            -------------               ------------                 -------------                 -----------

Total AdvantaSeries         $6,658,295.83               $          -                 $6,658,295.83                 $         -
                            =============               ============                 =============                 ===========

12.   Principal Funding Account

    Beginning        Required Principal    Actual Deposit   Principal Funding   Amount Withdrawn    Withdrawals          Ending
Principal Funding    Deposit Amount to    to the Principal  Sub-Account Amount    for Payment       of Coverage    Principal Funding
   Sub-Account     the Principal Funding      Funding            prior to       of Principal to   Funding Excess      Sub-Account
     Amount             Sub-Account         Sub-Account        Withdrawals        Noteholders         Amount             Amount
     ------             -----------         -----------        -----------        -----------         ------             ------

NOTHING TO REPORT

13.   Coverage Funding Required Amounts

      a.    Coverage Funding Amount as of the end of the related Monthly Period                                  $                -
                                                                                                                 ------------------
      b.    The Coverage Funding Amount for the Class A Notes as of the end of the related Monthly Period        $                -
                                                                                                                 ------------------
      c.    The Coverage Funding Amount for the Class B Notes as of the end of the related Monthly Period        $                -
                                                                                                                 ------------------
      d.    The Coverage Funding Amount for the Class C Notes as of the end of the related Monthly Period        $                -
                                                                                                                 ------------------

14.   Cash Collateral Account

      a.    Beginning Cash Collateral Account balance (ending balance as of the previous Payment Date)           $    34,425,000.00
                                                                                                                 ------------------
      b.    On the Closing Date for a Tranche, the initial deposit into the Cash Collateral Account              $                -
                                                                                                                 ------------------
      c.    Interest earnings since the preceding Payment Date                                                   $       120,357.14
                                                                                                                 ------------------
      d.    Amounts deposited to cover a Cash Collateral Account Deficit                                         $                -
                                                                                                                 ------------------
      e.    PFA Earnings Shortfall withdrawn and treated as Available Fiance Charge Collections                  $                -
                                                                                                                 ------------------
      f.    Amounts withdrawn to cover interest payments, Monthly Servicing Fee and AdvantaSeries
            Defaulted Amount                                                                                     $                -
                                                                                                                 ------------------
      g.    Amounts withdrawn at the date of issuance of a Foreclosure Certificate or at the Final Maturity
            Date of a Tranche                                                                                    $                -
                                                                                                                 ------------------

      h.    Excess amount over the Required Cash Collateral Account Amount paid to the holder of the Trust
            Beneficial Interest                                                                                  $       120,357.14
                                                                                                                 ------------------
      i.    Ending Cash Collateral Account balance on the related Payment Date                                   $    34,425,000.00
                                                                                                                 ------------------
      j.    The Required Cash Collateral Account Amount on the related Payment Date                              $    34,425,000.00
                                                                                                                 ------------------
      k.    The Available Cash Collateral Account Amount on the related Payment Date                             $    34,425,000.00
                                                                                                                 ------------------
      l.    Has a Portfolio Decline Event occurred with respect to the Monthly Period preceding such
            Payment Date                                                                                                         NO
                                                                                                                 ------------------

15.   Spread Account

      a.    Beginning Spread Account balance (ending balance as of the previous Payment Date)                    $                -
                                                                                                                 ------------------
      b.    On the Closing Date for a Tranche, the initial deposit into the Spread Account                       $                -
                                                                                                                 ------------------
      c.    Interest earnings since the preceding Payment Date                                                   $                -
                                                                                                                 ------------------
      d.    Amount deposited from Available Finance Charge Collections to cover the excess of the Required
            Spread Account Amount over the Spread Account balance                                                $                -
                                                                                                                 ------------------
      e.    Amounts withdrawn to cover interest payments, Monthly Servicing Fee and AdvantaSeries
            Defaulted Amount                                                                                     $                -
                                                                                                                 ------------------
      f.    Amounts withdrawn at the date of issuance of a Foreclosure Certificate or at the Final
            Maturity Date of a Tranche                                                                           $                -
                                                                                                                 ------------------
      g.    Withdrawal of excess amount over the Required Spread Account Amount and deposited into the
            Cash Collateral Account                                                                              $                -
                                                                                                                 ------------------
      h.    Withdrawal of excess amount over the Required Spread Account Amount and paid to the holder
            of the Trust Beneficial Interest                                                                     $                -
                                                                                                                 ------------------
      i.    Ending Spread Account balance on the related Payment Date                                            $                -
                                                                                                                 ------------------
      j.    The Required Spread Account Amount on the related Payment Date                                       $                -
                                                                                                                 ------------------

16.   Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

                                                                                                    Excess of Subordinated Notes
                               Required subordination   Required Subordinated                        over Required Subordinated
                                     percentage                Amount           Subordinated Notes             Amount
                                     ----------                ------           ------------------             ------
                     Class A           21.5805%           $ 231,990,375.00       $ 455,000,000.00        $ 223,009,625.00
                     Class B            8.9918%             114,645,450.00         255,000,000.00          140,354,550.00
                     Class C            3.6269%              53,496,775.00          55,000,000.00            1,503,225.00

17.   Adjusted Invested Amount

                                                          Increase                       Reductions
                                                          from the                         due to     Reduction
                                          Initial        withdrawal of                  reallocation     due
                                         Principal       the Coverage   Increase from   of Available  to amounts
                        Beginning       Balances and    Funding Excess  reimbursements   Principal    deposited     Ending Adjusted
                        Adjusted        any increases    Amount from     of Adjusted    Collections    into the     Invested Amount
                     Invested Amount       from the     the Principal     Invested          and       Principal     for the related
                     for the related   issuance of any    Funding          Amount        Investor      Funding       Reduction due
                      Monthly Period   additional Notes  Sub-Account       Deficit      Charge-Offs   Sub-Account   Monthly Period
                      --------------   ----------------  -----------       -------      -----------   -----------   --------------
2005-A1             $  250,000,000.00  $             -    $       -     $          -    $         -    $      -    $  250,000,000.00

2005-A2             $  225,000,000.00  $             -    $       -     $          -    $         -    $      -    $  225,000,000.00

2005-A3             $  250,000,000.00  $             -    $       -     $          -    $         -    $      -    $  250,000,000.00

2005-A4             $  150,000,000.00  $             -    $       -     $          -    $         -    $      -    $  150,000,000.00

2005-A5             $  200,000,000.00  $             -    $       -     $          -    $         -    $      -    $  200,000,000.00

Total Class A       $1,075,000,000.00  $             -    $       -     $          -    $         -    $      -    $1,075,000,000.00

2005-B1             $  100,000,000.00  $             -    $       -     $          -    $         -    $      -    $  100,000,000.00

2006-B1             $               -  $100,000,000.00    $       -     $          -    $         -    $      -    $  100,000,000.00

Total Class B       $  100,000,000.00  $100,000,000.00    $       -     $          -    $         -    $      -    $  200,000,000.00

2004-C1             $  100,000,000.00  $             -    $       -     $          -    $         -    $      -    $  100,000,000.00

2005-C1             $  100,000,000.00  $             -    $       -     $          -    $         -    $      -    $  100,000,000.00

Total Class C       $  200,000,000.00  $             -    $       -     $          -    $         -    $      -    $  200,000,000.00

2004-D1             $   10,000,000.00  $             -    $       -     $          -    $         -    $      -    $   10,000,000.00

2005-D1             $   20,000,000.00  $             -    $       -     $          -    $         -    $      -    $   20,000,000.00

2005-D2             $   25,000,000.00  $             -    $       -     $          -    $         -    $      -    $   25,000,000.00

Total Class D       $   55,000,000.00  $             -    $       -     $          -    $         -    $      -    $   55,000,000.00

Total AdvantaSeries $1,430,000,000.00  $100,000,000.00    $       -     $          -    $         -    $      -    $1,530,000,000.00

                                                Advanta Bank Corp.
                                                as Servicer

                                                By: /s/ MICHAEL COCO
                                                --------------------------------
                                                Advanta Bank Corp. as Servicer